SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 March 12, 2001
                                (Date of Report)

                           CNH Holdings Company, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                               0-17304 11-2867201
          (Commission File Number) (IRS Employer Identification Number)


                      17659 Sun Meadow, Dallas, Texas 75252
               (Address of principal executive offices) (Zip Code)

                                 (972) 248-4873
               (Registrant's telephone number including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

This Form 8-K/A is being filed to amend a previous report on Form 8-K dated March 12, 2001, which was filed on March 13, 2001. The sole purpose of this report was and remains to disclose a change in certifying accountant.

Item 1.  Change in Control of Registrant:   Not Applicable.

Item 2.  Acquisition or Disposition of Assets: Not Applicable

Item 3.  Bankruptcy or Receivership:  Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant: On March 12, 2001, the Company accepted the resignation of Halliburton, Hunter & Associates as the independent accountant of the Company, appointing Robison, Hill & Co. in its stead. The Company has never had any disagreement with its former accountant on any matter of accounting principal or practice, financial statement disclosure or auditing scope or procedure which would have caused the accountant to make reference in its report upon the subject matter of the disagreement. Further, the former principal accountant's report on the financial statements for either of the last two years did not contain an adverse opinion or a disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. Additionally, during the Company's two most recent fiscal years and the subsequent interim period through the date of resignation, there were no disagreements or "reportable events" with the former accountatn as described in Items 304(a)(1)(iv) and (v) of Regulation S-K. The decision to accept the resignation of Halliburton, Hunter & Associates and appoint Robison, Hill & Co. in its stead was approved by the full Board of Directors since the Company has no audit or similar committee. The resignation letter of the former accountants is on file with the Company.

Item. 5.  Other Events:  None.

Item 6.  Resignation of Registrant's Directors:  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits:

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized this 19th day of March, 2001.

CNH Holdings Company, Inc. (Registrant)


By:       /s/
        -----------------------------------------------------------------
           Paul M. Lionti, Chief Executive Officer

By:       /s/
        ----------------------------------------------------------------
          Paul M. Lionti, Chief Financial and
             Accounting Officer and Treasurer

Exhibit 16 - Accountant's Letter

March 19, 2001

Mr. Paul M. Lionti, CEO
CNH Holdings Company, Inc.
17659 Sun Meadow
Dallas  TX  75252

Dear Mr. Lionti:

Please accept our resignation as auditors for CNH Holdings Company, Inc., effective as of the 12th of March, as stated previously in our letter of that date.

This will confirm your disclosure in your Form 8-KSB/A that the Company and this firm have never had any disagreement on any matter of accounting principal or practice, financial statement disclosure or auditing scope or procedure which would have caused this firm to make reference in our report upon the subject matter of the disagreement. This will further confirm your disclosure in your Form 8-KSB/A that our report on the financial statements for either of the last two years did not contain an adverse opinion or a disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. Additionally this will confirm your disclosure in your Form 8-KSB/A that, during the Company's two most recent fiscal years and the subsequent interim period through the date of our resignation, there were no disagreements or "reportable events" with our firm as described in Items 304(a)(1)(iv) and (v) of Regulation S-K.


Very Truly Yours,

Halliburton, Hunter & Associates, P.C.

/s/ Halliburton, Hunter & Associates, P.C.
Jack A. Hunter, CPA

cc: Securities and Exchange Commission

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